EXHIBIT 99

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                   TERM SHEET
                                 $1,957,132,000
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                  WFMBS 05-AR2
                             WACHOVIA BANK, TRUSTEE

-----------------------------------------------------------------------------------


                                                           WAL          WAL To
            Approx.imate    Initial       Security       to Roll       Maturity
Class         Size ($)     Coupon (1)   Description   (yrs) (2) (3)   (yrs) (2)
-----------------------------------------------------------------------------------
1-A1        $425,107,000     4.662%     Variable PT            2.61          3.38
1-A2         $14,776,000     4.662%     Variable PT            2.61          3.38
2-A1        $111,000,000     4.577%     Variable PT            2.60          3.36
2-A2        $344,699,000     4.577%     Variable PT            2.60          3.36
2-A3         $11,981,000     4.577%     Variable PT            2.60          3.36
2-A4        $400,000,000     4.577%     Variable PT            2.60          3.36
2-A5         $16,129,000     4.577%     Variable PT            2.60          3.36
3-A1        $581,263,000     4.976%     Variable PT            2.96          3.38
-----------------------------------------------------------------------------------
B1 (4)       $33,472,000    Variable       Sub PT              4.56          6.06
B2 (4)       $11,814,000    Variable       Sub PT              4.56          6.06
B3 (4)        $6,891,000    Variable       Sub PT              4.56          6.06
B4 (4) (5)    $3,938,000    Variable       Sub PT              4.56          6.06
B5 (4) (5)    $3,938,000    Variable       Sub PT              4.56          6.06
B6 (4) (5)    $3,937,940    Variable       Sub PT              4.56          6.06
R (6)               $100    Variable      Residual             0.11          0.11
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Est.             Est.
                  Payment          Payment      Expected              Expected
                  to Roll            to         Initial      Legal     Ratings
                  Window          Maturity        Loss       Final     (Fitch
Class             (2) (3)        Window (2)     Coverage   Maturity   /Moody's)
-------------------------------------------------------------------------------
1-A1            03/05-12/09      03/05-12/34        6.50%  3/25/2034  AAA / Aaa
1-A2            03/05-12/09      03/05-12/34        3.25%  3/25/2034  AAA / Aaa
2-A1            03/05-12/09      03/05-12/34        3.25%  3/25/2034  AAA / Aaa
2-A2            03/05-12/09      03/05-12/34        6.50%  3/25/2034  AAA / Aaa
2-A3            03/05-12/09      03/05-12/34        3.25%  3/25/2034  AAA / Aaa
2-A4            03/05-12/09      03/05-12/34        7.00%  3/25/2034  AAA / Aaa
2-A5            03/05-12/09      03/05-12/34        3.25%  3/25/2034  AAA / Aaa
3-A1            03/05-12/11      03/05-12/34        3.25%  3/25/2034  AAA / Aaa
-------------------------------------------------------------------------------
B1 (4)          03/05-12/11      03/05-12/34        1.55%  3/25/2034     AA
B2 (4)          03/05-12/11      03/05-12/34        0.95%  3/25/2034      A
B3 (4)          03/05-12/11      03/05-12/34        0.60%  3/25/2034     BBB
B4 (4) (5)      03/05-12/11      03/05-12/34        0.40%  3/25/2034     BB
B5 (4) (5)      03/05-12/11      03/05-12/34        0.20%  3/25/2034      B
B6 (4) (5)      03/05-12/11      03/05-12/34        0.00%  3/25/2034     NR
R (6)           03/05-03/05      03/05-03/05               3/25/2034  AAA / Aaa
-------------------------------------------------------------------------------
      (1)   The Class coupons are described under "Interest Rates" on page 7.
      (2) Prepayments for Mortgage Pools 1, 2 and 3 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in March 2004.
      (3) The WAL to Roll assumes that the outstanding principal balance of each mortgage loan will be paid in full on the first Rate Adjustment Date.
      (4)   Crossed-subordinate bonds.
      (5)   Not offered under this term sheet.
      (6)   Non-economic REMIC residual.


-------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
  BALANCES AS OF FEBRUARY 1, 2005 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES
          THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        1
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:
--------------

o     The deal is comprised of 4 Mortgage Pools:
            Mortgage Pool 1 is comprised of 5-year Conforming Hybrid ARMs. The 5-year Hybrid ARMs in Pool 1 are indexed to 1 Year CMT.
            Mortgage Pool 2 is comprised of 5-year Non - Conforming Hybrid ARMs. The 5-year Hybrid ARMs in Pool 5 are indexed to 1 Year CMT.
            Mortgage Pool 3 is comprised of 7-year Confroming and Non-Conforming Hybrid ARMs. The 7-year Hybrid ARMs in Pool 3 are indexed to 1 Year CMT.

o Interest and principal on Mortgage Pools 1, 2 and 3 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 10% Optional Termination: The transaction may be called by Wells Fargo Asset Securities Corporation on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        2
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Priority of Distributions:
--------------------------

      o Distributions will be made on each Distribution Date from the applicable Pool Distribution Amount in the following order of priority:

Mortgage Pool 1: First to class R and then to 1-A1 and 1-A2 pro rata. Class 1-A2 will be subordinate to class 1-A1 (Class 1-A2 will be subordinate to 1-A1).

Mortgage Pool 2: To class 2-A1, 2-A2, 2-A3, 2-A4 and 2-A5 pro rata until reduced to zero (Class 2-A3 will be subordinate to 2-A2 and Class 2-A5 will be subordinate to 2-A4).

Mortgage Pool 3: To class 3-A1 until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        3
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Cut off Date:                       February 1, 2005

Expected Settlement Date:           February 16, 2005

Distribution Dates:                 25th of each month, commencing in March 2005

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Wells Fargo Mortgage Backed Securities
                                    ("WFMBS")

Lead Manager:                       Lehman Brothers Inc.

Master Servicer:                    Wells Fargo Bank

Servicer(s):                        Wells Fargo Bank

Master Servicer Fee:                0.01% per annum

Servicing Fee:                      As of the Cut off Date, the weighted average
                                    Servicing Fee is approximately 0.25% per annum.

Trustee:                            Wachovia Bank

Rating Agencies:                    It is expected that Fitch will rate all of
                                    the Offered Certificates; and Moody's will rate all of the Senior Certificates.

Day Count:                          30/360

Delay Days:                         24 days

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        4
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Accrual Period:           The interest accrual period with respect to
                                   all Classes of Certificates for a given
                                   Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:                  All Certificates settle with 15 days of
                                   accrued interest

Registration:                      Book-entry form through DTC

Minimum Denomination:              Class 1-A1, 1-A2, 2-A1, 2-A2, 2-A3, 2-A4,
                                   2-A5, 3-A1: $25,000 /$1 thereafter.
                                   Class B1, B2, and B3: $100,000/$1 thereafter.

Tax Status:                        REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                        Mortgage Pool 1: 25% CPR per annum.
                                   Mortgage Pool 2: 25% CPR per annum.
                                   Mortgage Pool 3: 25% CPR per annum.

SMMEA Eligibility:                 All offered classes will be SMMEA eligible
                                   except for Class B2, and B3 Certificates.

ERISA Eligibility:                 All offered Certificates will be ERISA
                                   eligible (other than the Class R
                                   Certificate).

Due Period:                        The "Due Period" related to each
                                   Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        5
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.



Interest Rates:                    Class 1-A1 and Class 1-A2 will bear interest
                                   at a rate equal to the Net WAC of Mortgage
                                   Pool 1.

                                   Class R will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                   Class 2-A1, 2-A2, 2-A3, 2-A4 and 2-A5 will
                                   bear interest at a rate equal to the Net WAC of Mortgage pool 2.

                                   Class 3-A1 will bear interest at a rate
                                   equal to the Net WAC of Mortgage pool 3.


                                   Classes B1, B2 B3, B4, B5 and B6 are
                                   cross-collateralized subordinates for
                                   payments of principal, interest and
                                   allocation of losses. The Class B1, B2, B3,
                                   B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the Underlying Subordinate Rate for Mortgage Pools 1 through 3 weighted by the corresponding "Modified Group Subordinate Amounts".

                                   The underlying subordinate rates are
                                   calculated as follows:

                                   Underlying Subordinate Rate, Mortgage Pools
                                   1 through 3:

                                   The Underlying Subordinate Rate for Mortgage
                                   Pools 1 through 3 is equal to the weighted average of the Underlying Subordinate Rate for each Pool, weighted on the basis of the Pool 1 Subordinate Amount, the Pool 2 Subordinate Amount and the Pool 3 Subordinate Amount.

                                   For each Mortgage Pool, the Underlying
                                   Subordinate Rate will equal the
                                   corresponding Mortgage Pool Net WAC.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        6
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The initial credit enhancement for Mortgage Pools 1 through 3 Senior
                                    Certificates will consist of the
                                    subordination of the Class B Certificates, initially 3.25% total subordination.

                                    The credit enhancement information shown below is subject to final rating agency approval:

                                    Subordination of Class B Certificates
                                    -------------------------------------

                  --------------------------------------------
 Priority of                         Class A                        Order of
 Payment                     Credit Support (3.25%)                 Loss
                  --------------------------------------------      Allocation
              |                     Class B-1                   /\
              |              Credit Support (1.55%)             |
              |   --------------------------------------------  |
              |                     Class B-2                   |
              |              Credit Support (0.95%)             |
              |   --------------------------------------------  |
              |                     Class B-3                   |
              |              Credit Support (0.60%)             |
              |   --------------------------------------------  |
              |                     Class B-4                   |
             \/              Credit Support (0.40%)             |
                  --------------------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                  --------------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                  --------------------------------------------

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        7
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Shifting Interest Structure with 5 year lockout*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

             --------------------------------------------------------------
                   Distribution Dates (months)                Shift %
             --------------------------------------------------------------
             --------------------------------------------------------------
                             1 - 60                             100%
             --------------------------------------------------------------
             --------------------------------------------------------------
                             61 - 72                            70%
             --------------------------------------------------------------
             --------------------------------------------------------------
                             73 - 84                            60%
             --------------------------------------------------------------
             --------------------------------------------------------------
                             85 - 96                            40%
             --------------------------------------------------------------
             --------------------------------------------------------------
                            97 - 108                            20%
             --------------------------------------------------------------
             --------------------------------------------------------------
                              109 +                              0%
             --------------------------------------------------------------

o *If the Subordinate Test% is greater than 2 times the original Subordinate Test%:

             --------------------------------------------------------------
                   Distribution Dates (months)                Shift %
             --------------------------------------------------------------
             --------------------------------------------------------------
                             1 - 36                             50%
             --------------------------------------------------------------
             --------------------------------------------------------------
                               37+                               0%
             --------------------------------------------------------------

(*If the total AAA loss coverage more than doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Mortgage Pool Senior bonds will be entitled to 50% of the respective Mortgage Pool Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the total AAA loss coverage more than doubles based on the initial loss coverage as of the cut-off date, the Mortgage Pool Senior bonds will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        8
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pools 1 through 3, calculate the following:

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
      1) Pay sequentially to Class R and then Class 1-A1 and Class 1-A2 pro rata, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
                  Pay Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4 and Class 2-A5 pro rata until reduced to zero.

Pool 3 Senior PDA as follows:
                  Pay Class 3-A1 until reduced to zero.


II. Pay all Subordinate PDA without regard to mortgage group as follows*:
-------------------------------------------------------------------------
*Subject to credit support tests

1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                        9
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules (cont.):
--------------------------------

The Subordinate Amounts are calculated as follows:

Aggregate Subordinate Amount:

Total Mortgage Pool 1 through Pool 3 collateral less the current principal balance of the Mortgage Pool 1 through 3 Senior Bonds (excluding notional balances).

Pool 1 Subordinate Amount:

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).


--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
   MBS Trading                    Brian Hargrave              (212) 526-832

--------------------------------------------------------------------------------
   Residential Finance            Joe Kelly                   (212) 526-4274
                                  Daniel Israeli              (212) 526-5754
                                  Maxine Wolfowitz            (212) 526-2751

--------------------------------------------------------------------------------
   Structuring                    Sei-Hyong Park              (212) 526-0203

--------------------------------------------------------------------------------
   Syndicate                      Kevin White                 (212) 526-9519
                                  Daniel Covello              (212) 526-9519
                                  Paul Tedeschi               (212) 526-9519
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       10
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                Yield Tables (%)

Class 2-A1 to Weighted Average Roll Date

------------------------------------------------------------------------------------
Flat Price      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
100-12              4.42      4.39      4.36      4.33      4.30      4.26      4.21
====================================================================================
WAL (yr)            3.77      3.33      2.94      2.60      2.29      2.03      1.79
MDUR (yr)          3.358     2.981     2.650     2.355     2.093     1.860     1.654
First Prin Pay   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05
Last Prin Pay   12/25/09  12/25/09  12/25/09  12/25/09  12/25/09  12/25/09  12/25/09
------------------------------------------------------------------------------------

Class 2-A1 to Maturity

------------------------------------------------------------------------------------
Flat Price      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
100-12              4.84      4.73      4.63      4.53      4.45      4.36      4.29
====================================================================================
WAL (yr)            7.81      5.59      4.25      3.36      2.74      2.29      1.94
MDUR (yr)          5.833     4.455     3.543     2.897     2.419     2.055     1.767
First Prin Pay   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05
Last Prin Pay   12/25/34  12/25/34  12/25/34  12/25/34  12/25/34  12/25/34  12/25/34
------------------------------------------------------------------------------------

Class 2-A2 to Weighted Average Roll Date

------------------------------------------------------------------------------------
Flat Price      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
100-13+             4.41      4.38      4.35      4.31      4.27      4.23      4.18
====================================================================================
WAL (yr)            3.77      3.33      2.94      2.60      2.29      2.03      1.79
MDUR (yr)          3.359     2.982     2.650     2.356     2.093     1.861     1.655
First Prin Pay   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05
Last Prin Pay   12/25/09  12/25/09  12/25/09  12/25/09  12/25/09  12/25/09  12/25/09
------------------------------------------------------------------------------------

Class 2-A2 to Maturity

------------------------------------------------------------------------------------
Flat Price      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
100-13+             4.84      4.72      4.62      4.52      4.43      4.34      4.26
====================================================================================
WAL (yr)            7.81      5.59      4.25      3.36      2.74      2.29      1.94
MDUR (yr)          5.835     4.457     3.545     2.899     2.421     2.056     1.768
First Prin Pay   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05
Last Prin Pay   12/25/34  12/25/34  12/25/34  12/25/34  12/25/34  12/25/34  12/25/34
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                          RESIDENTIAL MORTGAGE FINANCE

Class 2-A4 to Weighted Average Roll Date

------------------------------------------------------------------------------------
Flat Price      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
100-16              4.38      4.35      4.32      4.28      4.24      4.19      4.13
====================================================================================
WAL (yr)            3.77      3.33      2.94      2.60      2.29      2.03      1.79
MDUR (yr)          3.360     2.983     2.652     2.357     2.095     1.862     1.656
First Prin Pay   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05
Last Prin Pay   12/25/09  12/25/09  12/25/09  12/25/09  12/25/09  12/25/09  12/25/09
------------------------------------------------------------------------------------

Class 2-A4 to Maturity

------------------------------------------------------------------------------------
Flat Price      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
100-16              4.82      4.70      4.59      4.49      4.39      4.30      4.22
====================================================================================
WAL (yr)            7.81      5.59      4.25      3.36      2.74      2.29      1.94
MDUR (yr)          5.839     4.460     3.548     2.901     2.423     2.058     1.770
First Prin Pay   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05
Last Prin Pay   12/25/34  12/25/34  12/25/34  12/25/34  12/25/34  12/25/34  12/25/34
------------------------------------------------------------------------------------



Class 3-A1 to Weighted Average Roll Date

------------------------------------------------------------------------------------
Flat Price      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
100-30              4.72      4.67      4.61      4.54      4.47      4.38      4.29
====================================================================================
WAL (yr)            4.81      4.07      3.47      2.96      2.54      2.18      1.89
MDUR (yr)          4.102     3.513     3.027     2.616     2.269     1.976     1.728
First Prin Pay   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05
Last Prin Pay   12/25/11  12/25/11  12/25/11  12/25/11  12/25/11  12/25/11  12/25/11
------------------------------------------------------------------------------------

Class 3-A1 to Maturity

------------------------------------------------------------------------------------
Flat Price      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR   35% CPR   40% CPR
====================================================================================
100-30              4.93      4.82      4.72      4.62      4.52      4.42      4.32
====================================================================================
WAL (yr)            7.92      5.65      4.28      3.38      2.75      2.29     1.940
MDUR (yr)          5.823     4.441     3.531     2.887     2.412     2.050     1.765
First Prin Pay   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05   3/25/05
Last Prin Pay   12/25/34  12/25/34  12/25/34  12/25/34  12/25/34  12/25/34  12/25/34
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       12
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                        7/1 Conforming
                                                 5/1 Conforming            5/1 Non-Conforming         and Non-Conforming
                                                   Hybrid ARMs                 Hybrid ARMs                Hybrid ARMs
                                                     Pool 1                      Pool 2                     Pool 3
                                                     ------                      ------                     ------

Total Number of Loans                                           1,991                       1,647                      1,460
Total Outstanding Loan Balance                           $454,660,227                $913,497,139               $600,788,674
Average Loan Principal Balance                               $228,358                    $554,643                   $411,499
Range of Loan Principal Balance                     $44,000- $359,650        $285,000- $2,200,000       $50,249 - $1,750,000
Weighted Average Coupon                                        4.922%                      4.838%                     5.236%
Range of Coupons                                       3.375 - 5.875%              2.875 - 5.750%             3.000 - 6.250%
Weighted Average Margin                                        2.750%                      2.750%                     2.750%
Range of Margins                                               2.750%              2.250 - 2.750%                     2.750%
Range of Initial Periodic Caps                                 5.000%                      5.000%                     5.000%
Weighted Average Periodic Cap                                  2.000%                      2.000%                     2.000%
Range of Periodic Caps                                         2.000%                      2.000%                     2.000%
Interest Only %                                                94.66%                      82.84%                     80.91%
Weighted Average Maximum Rate                                  9.922%                      9.838%                    10.236%
Weighted Average Original Term (mo.)                            360.0                       359.9                      360.0
Weighted Average Remaining Term (mo.)                           358.0                       358.0                      357.9
Range of Remaining Term (mo.)                               343 - 359                   238 - 359                    238-359
Weighted Average Original LTV                                  75.24%                      70.95%                     70.26%
Range of Original LTV                                  8.48 - 100.00%             11.43 - 100.00%            19.09 - 100.00%
Weighted Average FICO                                             741                         739                        743
Range of FICO                                               621 - 817                   620 - 818                  613 - 819
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       13
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                          7/1 Conforming
                                                              5/1 Conforming       5/1 Non-Conforming   and Non-Conforming
                                                                Hybrid ARMs            Hybrid ARMs          Hybrid ARMs
                                                                  Pool 1                 Pool 2               Pool 3
-                                                                 ------                 ------               ------
Lien Position
First                                                               100.0%                 100.0%                100.0%
Geographic Distribution
(Other states account individually for less than                CA - 15.7%             CA - 55.2%            CA - 36.3%
5% of the Cut-off Date principal balance)                       FL - 11.8%              FL - 5.4%             NY - 6.6%
                                                                 VA - 8.4%                                    VA - 6.0%
                                                                 WA - 5.3%                                    MD - 5.9%
                                                                                                              FL - 5.0%

Occupancy Status
Primary Home                                                         90.2%                  93.4%                 94.2%
Second Home                                                           9.8%                   6.6%                  5.8%

Loans without Prepayment Penalites
Total Number of Loans                                                1,991                  1,647                 1,460
Total Principal Balance                                       $454,660,227           $913,497,139          $600,788,674
% of Principal Balance                                              100.0%                 100.0%                100.0%
Weighted Average Coupon                                             4.922%                 4.838%                5.236%
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       14
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


               Collateral Summary for 5/1 Conforming Hybrid ARMs:
               --------------------------------------------------


     5/1 Conforming
    Hybrid ARMs

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PRODUCT:                        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
5/1 ARM                                   1,991    $454,660,227.38             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PREPAYMENT PENALTY:             Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
0.000                                     1,991    $454,660,227.38             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
CURRENT BALANCE ($):            Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
0.01 - 50,000.00                              2         $91,000.00               0.02%
50,000.01 - 100,000.00                       64       5,644,827.68               1.24
100,000.01 - 150,000.00                     317      40,997,075.95               9.02
150,000.01 - 200,000.00                     397      70,026,592.48              15.40
200,000.01 - 250,000.00                     383      86,190,094.49              18.96
250,000.01 - 300,000.00                     412     113,869,306.35              25.04
300,000.01 - 350,000.00                     334     108,729,310.01              23.91
350,000.01 - 400,000.00                      82      29,112,020.42               6.40
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
GROSS COUPON (%):               Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
3.00001 - 3.50000                             4        $645,440.00               0.14%
3.50001 - 4.00000                            33       8,474,780.61               1.86
4.00001 - 4.50000                           196      48,741,911.37              10.72
4.50001 - 5.00000                         1,030     239,108,095.10              52.59
5.00001 - 5.50000                           698     151,669,539.39              33.36
5.50001 - 6.00000                            30       6,020,460.91               1.32
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       15
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
MAXIMUM LOAN RATE (%):          Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
8.001 - 8.500                                 4        $645,440.00               0.14%
8.501 - 9.000                                33       8,474,780.61               1.86
9.001 - 9.500                               196      48,741,911.37              10.72
9.501 - 10.000                            1,030     239,108,095.10              52.59
10.001 - 10.500                             698     151,669,539.39              33.36
10.501 - 11.000                              30       6,020,460.91               1.32
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================



                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
FIRST RATE CAP (%):             Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
5.000                                     1,991    $454,660,227.38             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PERIODIC RATE CAP (%):          Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
2.000                                     1,991    $454,660,227.38             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
ORIGINAL TERM (months):         Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
360                                       1,991    $454,660,227.38             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
REMAINING TERM (months):        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
343 - 360                                 1,991    $454,660,227.38             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       16
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
ORIGINAL LTV (%):               Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
0.001 - 10.000                                1        $140,000.00               0.03%
10.001 - 20.000                              10       1,187,134.90               0.26
20.001 - 30.000                              14       3,074,579.54               0.68
30.001 - 40.000                              23       5,256,399.89               1.16
40.001 - 50.000                              69      15,036,585.06               3.31
50.001 - 60.000                              88      20,903,825.94               4.60
60.001 - 70.000                             162      37,271,230.10               8.20
70.001 - 80.000                           1,533     351,521,803.55              77.32
80.001 - 90.000                              48      10,348,578.43               2.28
90.001 - 100.000                             43       9,920,089.97               2.18
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================



                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
CREDIT SCORE:                   Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
621 - 640                                     8      $1,860,023.79               0.41%
641 - 660                                    17       3,952,013.54               0.87
661 - 680                                    37       8,791,749.49               1.93
681 - 700                                   268      61,935,236.93              13.62
701 - 720                                   316      71,297,717.72              15.68
721 - 740                                   286      65,714,357.00              14.45
741 - 760                                   362      84,019,836.21              18.48
761 - 780                                   381      88,047,595.29              19.37
781 - 800                                   239      52,297,033.58              11.50
801 - 820                                    77      16,744,663.83               3.68
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       17
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
DOCUMENTATION:                  Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Full                                      1,057    $236,888,412.51              52.10%
No Income Verification                      669     155,249,215.20              34.15
Stated                                      207      50,044,371.50              11.01
No Asset Verification                        58      12,478,228.17               2.74
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
OCCUPANCY:                      Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Primary Home                              1,776    $410,234,629.17              90.23%
Second Home                                 215      44,425,598.21               9.77
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PROPERTY TYPE:                  Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
SF Detached                               1,435    $335,726,521.87              73.84%
Condo Low Rise                              419      86,737,536.30              19.08
Condo High Rise                             105      24,840,863.07               5.46
PUD                                          16       3,556,065.00               0.78
Coop                                         11       2,585,841.14               0.57
2 Family                                      5       1,213,400.00               0.27
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       18
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PURPOSE:                        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Purchase                                  1,500    $346,066,846.37              76.12%
Rate/Term Refinance                         314      67,129,600.29              14.76
Cash Out Refinance                          177      41,463,780.72               9.12
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
STATE (TOP 10):                 Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
California                                  271     $71,174,733.06              15.65%
Florida                                     246      53,518,940.55              11.77
Virginia                                    148      38,278,583.08               8.42
Washington                                  105      24,001,790.22               5.28
New Jersey                                   83      21,202,284.43               4.66
Maryland                                     81      20,266,962.94               4.46
Georgia                                      95      19,103,882.37               4.20
Arizona                                      99      19,093,304.85               4.20
Colorado                                     85      18,504,730.95               4.07
Illinois                                     71      18,060,179.66               3.97
Other                                       707     151,454,835.27              33.31
---------------------------------------------------------------------------------------
Total:                                    1,991    $454,660,227.38             100.00%
=======================================================================================



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       19
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


             Collateral Summary for 5/1 Non-Conforming Hybrid ARMs:
             ------------------------------------------------------


           5/1 Non-Conforming
              Hybrid ARMs

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PRODUCT:                        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
5/1 ARM                                   1,647    $913,497,138.65             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PREPAYMENT PENALTY:             Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
0.000                                     1,647    $913,497,138.65             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
CURRENT BALANCE ($):            Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
250,000.01 - 300,000.00                       1        $285,000.00               0.03%
350,000.01 - 400,000.00                     326     124,331,274.71              13.61
400,000.01 - 450,000.00                     281     119,966,562.35              13.13
450,000.01 - 500,000.00                     267     127,806,064.24              13.99
500,000.01 - 550,000.00                     193     101,708,118.69              11.13
550,000.01 - 600,000.00                     138      79,689,315.63               8.72
600,000.01 - 650,000.00                     155      98,137,822.76              10.74
650,000.01 - 700,000.00                      52      35,293,391.79               3.86
700,000.01 - 750,000.00                      36      26,344,482.35               2.88
750,000.01 - 800,000.00                      29      22,617,308.47               2.48
800,000.01 - 850,000.00                      21      17,356,713.45               1.90
850,000.01 - 900,000.00                      19      16,722,066.61               1.83
900,000.01 - 950,000.00                      26      24,336,048.96               2.66
950,000.01 - 1,000,000.00                    61      60,799,774.09               6.66
1,000,000.01 - 1,250,000.00                  15      17,066,729.42               1.87
1,250,000.01 - 1,500,000.00                  20      27,596,291.79               3.02
1,500,000.01 - 1,750,000.00                   2       3,218,000.00               0.35
1,750,000.01 - 2,000,000.00                   3       5,822,723.34               0.64
2,000,000.01 - 2,250,000.00                   2       4,399,450.00               0.48
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       20
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
GROSS COUPON (%):               Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
2.50001 - 3.00000                             1        $650,000.00               0.07%
3.00001 - 3.50000                             3       1,278,471.47               0.14
3.50001 - 4.00000                            42      22,162,995.72               2.43
4.00001 - 4.50000                           245     148,431,114.42              16.25
4.50001 - 5.00000                           919     512,195,661.90              56.07
5.00001 - 5.50000                           429     224,675,018.07              24.60
5.50001 - 6.00000                             8       4,103,877.07               0.45
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       21
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
MAXIMUM LOAN RATE (%):          Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
7.501 - 8.000                                 1        $650,000.00               0.07%
8.001 - 8.500                                 3       1,278,471.47               0.14
8.501 - 9.000                                42      22,162,995.72               2.43
9.001 - 9.500                               245     148,431,114.42              16.25
9.501 - 10.000                              919     512,195,661.90              56.07
10.001 - 10.500                             429     224,675,018.07              24.60
10.501 - 11.000                               8       4,103,877.07               0.45
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================



                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
FIRST RATE CAP (%):             Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
5.000                                     1,647    $913,497,138.65             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PERIODIC RATE CAP (%):          Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
2.000                                     1,647    $913,497,138.65             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
ORIGINAL TERM (months):         Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
181 - 240                                     1        $409,037.21               0.04%
301 - 360                                 1,646     913,088,101.44              99.96
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
REMAINING TERM (months):        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
181 - 240                                     1        $409,037.21               0.04%
241 - 360                                 1,646     913,088,101.44              99.96
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       22
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE



                                                                     % of Aggregate
                                                     Number of      Principal Balance
ORIGINAL LTV (%):               Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
10.001 - 20.000                               4      $2,165,000.00               0.24%
20.001 - 30.000                               4       3,151,386.92               0.34
30.001 - 40.000                              20      12,284,469.88               1.34
40.001 - 50.000                              71      47,966,322.13               5.25
50.001 - 60.000                             143      95,528,099.62              10.46
60.001 - 70.000                             316     198,800,345.43              21.76
70.001 - 80.000                           1,059     540,354,728.36              59.15
80.001 - 90.000                              17       7,123,946.55               0.78
90.001 - 100.000                             13       6,122,839.76               0.67
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================



                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
CREDIT SCORE:                   Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
601 - 620                                     1        $683,573.50               0.07%
621 - 640                                    12       6,516,050.65               0.71
641 - 660                                    23      13,091,773.82               1.43
661 - 680                                    70      37,936,143.19               4.15
681 - 700                                   224     124,659,816.05              13.65
701 - 720                                   220     124,033,885.70              13.58
721 - 740                                   242     137,452,842.79              15.05
741 - 760                                   281     155,677,453.55              17.04
761 - 780                                   298     166,510,291.22              18.23
781 - 800                                   218     116,768,809.84              12.78
801 - 820                                    58      30,166,498.34               3.30
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       23
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
DOCUMENTATION:                  Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Full                                        841    $494,005,739.71              54.08%
No Income Verification                      612     325,025,295.54              35.58
Stated                                      106      47,381,045.87               5.19
No Asset Verification                        88      47,085,057.53               5.15
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
OCCUPANCY:                      Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Primary Home                              1,534    $852,884,024.16              93.36%
Second Home                                 113      60,613,114.49               6.64
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PROPERTY TYPE:                  Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
SF Detached                               1,335    $752,953,096.85              82.43%
Condo Low Rise                              197      95,985,227.85              10.51
Condo High Rise                              84      46,440,501.27               5.08
2 Family                                     19      10,960,233.16               1.20
Coop                                          8       5,183,734.52               0.57
PUD                                           4       1,974,345.00               0.22
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       24
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PURPOSE:                        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Purchase                                  1,095    $584,868,882.46              64.03%
Rate/Term Refinance                         407     248,570,645.45              27.21
Cash Out Refinance                          145      80,057,610.74               8.76
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
GEOGRAPHIC AREA:                Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
CA                                          882    $504,352,672.58              55.21%
FL                                           94      49,320,827.77               5.40
NY                                           58      37,575,748.57               4.11
VA                                           74      37,546,530.15               4.11
MD                                           57      31,113,624.37               3.41
NJ                                           56      29,412,135.35               3.22
MA                                           37      23,217,375.39               2.54
WA                                           45      23,073,472.62               2.53
CO                                           38      18,126,353.51               1.98
NV                                           28      14,079,848.16               1.54
Other                                       278     145,678,550.18              15.95
---------------------------------------------------------------------------------------
Total:                                    1,647    $913,497,138.65             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       25
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE



     Collateral Summary for 7/1 Conforming and Non-Conforming Hybrid ARMs:
     ---------------------------------------------------------------------


               7/1 Conforming and Non-
                    Conforming
                    Hybrid ARMs

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PRODUCT:                        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
7/1 ARM                                   1,460    $600,788,673.86             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PREPAYMENT PENALTY:             Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
0.000                                     1,460    $600,788,673.86             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================

                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
CURRENT BALANCE ($):            Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
50,000.01 - 100,000.00                       16      $1,303,428.50               0.22%
100,000.01 - 150,000.00                      92      11,818,081.40               1.97
150,000.01 - 200,000.00                     140      24,834,046.63               4.13
200,000.01 - 250,000.00                     131      29,421,721.86               4.90
250,000.01 - 300,000.00                     134      37,340,011.59               6.22
300,000.01 - 350,000.00                      84      26,988,753.93               4.49
350,000.01 - 400,000.00                     158      60,110,803.04              10.01
400,000.01 - 450,000.00                     158      67,544,743.23              11.24
450,000.01 - 500,000.00                     143      68,330,748.41              11.37
500,000.01 - 550,000.00                     116      61,033,785.24              10.16
550,000.01 - 600,000.00                      75      42,982,994.32               7.15
600,000.01 - 650,000.00                      75      47,619,116.00               7.93
650,000.01 - 700,000.00                      19      12,962,921.49               2.16
700,000.01 - 750,000.00                      21      15,405,265.12               2.56
750,000.01 - 800,000.00                      24      18,811,488.90               3.13
800,000.01 - 850,000.00                      16      13,291,278.30               2.21
850,000.01 - 900,000.00                       8       7,002,499.14               1.17
900,000.01 - 950,000.00                      10       9,177,829.39               1.53
950,000.01 - 1,000,000.00                    27      26,795,596.14               4.46
1,000,000.01 - 1,250,000.00                   5       5,793,589.43               0.96
1,250,000.01 - 1,500,000.00                   7      10,469,971.80               1.74
1,500,000.01 - 1,750,000.00                   1       1,750,000.00               0.29
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       26
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
GROSS COUPON (%):               Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
2.50001 - 3.00000                             1      $1,032,500.00               0.17%
3.00001 - 3.50000                             2       1,630,542.58               0.27
3.50001 - 4.00000                             8       3,466,540.91               0.58
4.00001 - 4.50000                            45      18,603,009.14               3.10
4.50001 - 5.00000                           275     111,870,007.60              18.62
5.00001 - 5.50000                           912     383,171,705.58              63.78
5.50001 - 6.00000                           213      80,270,573.01              13.36
6.00001 - 6.50000                             4         743,795.04               0.12
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       27
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
MAXIMUM LOAN RATE (%):          Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
7.501 - 8.000                                 1      $1,032,500.00               0.17%
8.001 - 8.500                                 2       1,630,542.58               0.27
8.501 - 9.000                                 8       3,466,540.91               0.58
9.001 - 9.500                                45      18,603,009.14               3.10
9.501 - 10.000                              275     111,870,007.60              18.62
10.001 - 10.500                             912     383,171,705.58              63.78
10.501 - 11.000                             213      80,270,573.01              13.36
11.001 - 11.500                               4         743,795.04               0.12
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
FIRST RATE CAP (%):             Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
5.000                                     1,460    $600,788,673.86             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PERIODIC RATE CAP (%):          Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
2.000                                     1,460    $600,788,673.86             100.00%
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
ORIGINAL TERM (months):         Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
181 - 240                                     1        $124,800.00               0.02%
301 - 360                                 1,459     600,663,873.86              99.98
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
REMAINING TERM (months):        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
181 - 240                                     1        $124,800.00               0.02%
241 - 360                                 1,459     600,663,873.86              99.98
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       28
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
ORIGINAL LTV (%):               Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
10.001 - 20.000                               2        $230,000.00               0.04%
20.001 - 30.000                               8       4,442,582.19               0.74
30.001 - 40.000                              48      18,932,786.15               3.15
40.001 - 50.000                              60      28,949,959.82               4.82
50.001 - 60.000                             119      60,266,256.37              10.03
60.001 - 70.000                             275     138,610,748.22              23.07
70.001 - 80.000                             915     339,596,066.97              56.53
80.001 - 90.000                              25       7,641,506.99               1.27
90.001 - 100.000                              8       2,118,767.15               0.35
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
CREDIT SCORE:                   Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
601 - 620                                     1        $904,657.47               0.15%
621 - 640                                     5       2,231,025.85               0.37
641 - 660                                    13       6,572,167.30               1.09
661 - 680                                    54      22,453,319.23               3.74
681 - 700                                   166      64,542,937.13              10.74
701 - 720                                   203      77,602,951.36              12.92
721 - 740                                   202      88,445,486.73              14.72
741 - 760                                   240      99,567,783.22              16.57
761 - 780                                   299     127,996,835.51              21.30
781 - 800                                   216      88,216,893.52              14.68
801 - 820                                    61      22,254,616.54               3.70
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       29
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
DOCUMENTATION:                  Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Full                                        773    $332,110,478.01              55.28%
No Income Verification                      465     182,813,396.01              30.43
Stated                                      163      58,155,426.26               9.68
No Asset Verification                        59      27,709,373.58               4.61
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
OCCUPANCY:                      Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Primary Home                              1,363    $565,707,599.21              94.16%
Second Home                                  97      35,081,074.65               5.84
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PROPERTY TYPE:                  Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
SF Detached                               1,234    $512,735,172.57              85.34%
Condo Low Rise                              148      51,367,797.27               8.55
Condo High Rise                              51      25,598,649.12               4.26
Coop                                          9       4,906,300.49               0.82
PUD                                          12       4,090,514.45               0.68
2 Family                                      6       2,090,239.96               0.35
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       30
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS
                      RESIDENTIAL MORTGAGE FINANCE


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
PURPOSE:                        Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
Purchase                                  1,001    $397,024,168.97              66.08%
Rate/Term Refinance                         279     130,841,664.15              21.78
Cash Out Refinance                          180      72,922,840.74              12.14
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================


                                                                     % of Aggregate
                                   Number of     Principal Balance  Principal Balance
GEOGRAPHIC AREA:                Mortgage Loans      Outstanding        Outstanding
---------------------------------------------------------------------------------------
California                                  431    $218,123,910.51              36.31%
New York                                     63      39,898,709.61               6.64
Virginia                                     94      35,881,376.81               5.97
Maryland                                     87      35,383,927.20               5.89
Florida                                      82      30,243,820.04               5.03
New Jersey                                   54      22,737,378.27               3.78
Minnesota                                    66      22,368,755.92               3.72
Colorado                                     55      18,950,343.30               3.15
Washington                                   47      17,718,796.05               2.95
Illinois                                     41      15,575,101.78               2.59
Other                                       440     143,906,554.37              23.95
---------------------------------------------------------------------------------------
Total:                                    1,460    $600,788,673.86             100.00%
=======================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

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